FIRST AMENDMENT TO SETTLEMENT AGREEMENT

This FIRST AMENDMENT TO SETTLMENT AGREEMENT (hereafter “Amendment”) is made and entered into this 9th day of December, 2016, by and between JayHawk Energy, Inc., a Nevada corporation; Vast Exploration; LLC, a Texas limited liability company, Vast Holdings, LLC, a Nevada limited liability company; Vast Operations, LLC, a Nevada limited liability company; Vast Petroleum Corp., a Kansas corporation (collectively, the “Company”) and Kelly Stopher, a married individual (“Stopher”). The Company and Stopher are individually referred to as a “Party” and collectively referred to as the “Parties”.

RECITALS:

WHEREAS, the Parties entered into a Settlement Agreement on November 11, 2016.

WHEREAS, the Company has experienced unforeseen delays in providing Stopher with information necessary for him to comply with the timing requirements laid out in the Settlement Agreement and the Company wishes to amend the Settlement Agreement so Stopher is not penalized for delays beyond his control.

NOW, THEREFORE, in consideration of the mutual promises, accommodations and benefits to the Parties, the Parties agree as follows:

1.

Amendment to Section 2.7. Section 2.7 of the Settlement Agreement shall be amended in part as follows:

2.7.

Stopher will assist JayHawk Energy, Inc. with the diligent completion of its Form 10-Q’s and Form 10-K as described in Sections 2.1.2.1, 2.1.2.2, 2.1.2.3. and 2.1.2.4 above (the “Filings”). Stopher will work with the Company’s management, legal counsel and auditors.

2.

Amendment to Section 2. Section 2 shall include a new Section 2.9 which shall state:

2.9

Stopher has agreed to generate royalty payment support for all the payments made on the Burner lease, by lessor for all missing 2015 royalty payments through October 2015.  Additionally, the Stopher will generate the Company’s remittance support for all royalties due in 2016, by month, by lease. In exchange for the above services, Stopher shall be paid $1,500 on or before December 20, 2016 and $1,500 on or before January 20, 2017.

3.

Original Agreement Unchanged. All terms of the Settlement Agreement shall remain unchanged except as set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Settlement Agreement on the date first written above.

“Company”

“Kelly Stopher”

JayHawk Energy, Inc.

/s/ Scott Mahoney

/s/ Kelly Stopher

___________________________

_________________________

By: Scott Mahoney

By: Kelly Stopher, Individually

Its: President, CEO & CFO

Vast Exploration, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

Its: CEO & Manager

Vast Holdings, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

On behalf of JayHawk Energy, Inc.,

Its Manager

Vast Operations, LLC

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

On behalf of JayHawk Energy, Inc.,

Its Manager

Vast Petroleum Corp.

/s/ Scott Mahoney

___________________________

By: Scott Mahoney

Its: CEO

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